UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2014

AT&T INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

(210) 821-4105

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Leap 2020 Notes Supplemental Indenture

On March 13, 2014, in connection with the consummation of the Merger (as defined below), AT&T, Cricket Communications, Inc. (“Cricket”), a wholly owned subsidiary of Leap Wireless International, Inc. (“Leap”), Leap, as Guarantor, Cricket License Company, LLC, as Guarantor (“Cricket License”), and Wells Fargo Bank, N.A., as trustee (the “Trustee”), entered into a Supplemental Indenture (the “2020 Notes Supplemental Indenture”) to the Indenture, dated as of November 19, 2010 (the “2020 Notes Indenture”), among Cricket, Leap, Cricket License and the Trustee, relating to Cricket’s 7.75% Senior Notes due 2020 (the “2020 Notes”). Pursuant to the 2020 Notes Supplemental Indenture, AT&T has provided a guaranty of the 2020 Notes on the terms set forth in the 2020 Notes Supplemental Indenture and the Notation of Guarantee, dated as of March 13, 2014 (the “Notation of Guarantee”). The aggregate principal amount of outstanding 2020 Notes is $1.6 billion. The foregoing description is qualified in its entirety by the complete terms of the Notation of Guarantee and the 2020 Notes Supplemental Indenture, which are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K, and the 2020 Notes Indenture, which was filed as Exhibit 4.1 to Leap’s Current Report on Form 8-K filed with the SEC on November 19, 2010, each of which are incorporated by reference herein. On March 13, 2014, Cricket issued a notice to redeem all of the 2020 Notes in accordance with the terms of the 2020 Notes Indenture. The redemption date specified in the notice of redemption for the 2020 Notes is April 14, 2014.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

On March 13, 2014, pursuant to the Agreement and Plan of Merger, dated as of July 12, 2013 (the “Merger Agreement”), among Leap, AT&T, Laser, Inc., and Mariner Acquisition Sub Inc., an indirect wholly owned subsidiary of AT&T (“Merger Sub”), Merger Sub merged with and into Leap, with Leap continuing as the surviving entity and as an indirect wholly owned subsidiary of AT&T (the “Merger”).

At the closing of the Merger, each share of Leap common stock, par value $0.0001 per share (“Leap Common Stock”), was converted into the right to receive $15.00 in cash, without interest, plus one non-transferable contingent value right (“CVR”) per share. At closing, there were 79,822,021 shares of Leap Common Stock outstanding. The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 10.1 to AT&T’s Current Report on Form 8-K filed with the SEC on July 12, 2013 and is incorporated by reference herein.

CVR Agreement

On March 13, 2014, AT&T, Leap, Laser, Inc., Computershare Inc. and its fully owned subsidiary Computershare Trust Company, N.A., as rights agent, entered into a CVR Agreement (the “CVR Agreement”). Pursuant to the CVR Agreement, a CVR will entitle each Leap stockholder to a pro rata share of the net proceeds of the future sale of the license granted to Leap by the FCC having the call sign WQJQ707. The foregoing description is qualified in its entirety by the complete terms of the CVR Agreement, which was filed as Exhibit 10.1 to Leap’s Current Report on Form 8-K filed with the SEC on March 14, 2014 and is incorporated by reference herein.

Leap Credit Agreement

On March 13, 2014, in connection with the acquisition of Leap, the Credit Agreement, dated as of October 10, 2012 (the “Leap Credit Agreement”), among Cricket, as borrower, Leap, the lenders party thereto and Deutsche Bank Trust Company Americas (as administrative agent), was terminated and in connection therewith AT&T paid $1,831,346,143.23.

Leap 2014 Convertible Notes Supplemental Indenture

On March 13, 2014, Leap, AT&T, and Wells Fargo Bank, N.A., as trustee (the “Trustee”), entered into a Supplemental Indenture (the “Convertible Notes Supplemental Indenture”) to the Indenture, dated as of June 25, 2008 (the “Convertible Notes Indenture”), between Leap and the Trustee, relating to Leap’s 4.50% Convertible Senior Notes due 2014 (the “Convertible Notes”).

The Convertible Notes Supplemental Indenture provides that, upon consummation of the Merger, the right to convert each $1,000 principal amount of Convertible Notes into Leap Common Stock was changed to a right to convert such Convertible Notes into the consideration that holders of the Convertible Notes would have been entitled to receive in the Merger, by reference to that number of shares of Leap common stock equal to the Conversion Rate (as defined in the Convertible Notes Indenture), calculated as provided in the Convertible Notes Indenture with references to Common Stock (as defined in the Convertible Notes Indenture) replaced by references to the Reference Property (as defined in the Convertible Notes Indenture), that such holder would have owned or been entitled to receive had such holder converted its Convertible Notes immediately prior to the Merger, in accordance with the terms and conditions of the Convertible Notes Indenture and the Convertible Notes. The foregoing description is qualified in its entirety by the complete terms of the Convertible Notes Supplemental Indenture, which is filed as Exhibit 4.4 to this Current Report on Form 8-K, and the Convertible Notes Indenture, which was filed as Exhibit 4.1 to Leap’s Current Report on Form 8-K filed with the SEC on June 30, 2008, each of which are incorporated by reference herein.

The information disclosed under Item 1.01 is hereby incorporated by reference into this Item 8.01.

On March 13, 2014, AT&T issued a press release announcing that it had consummated the Merger. A copy of such press release is attached hereto as Exhibit 99.2, and is incorporated by reference herein.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1	Notation of Guarantee, dated as of March 13, 2014, by AT&T Inc.

4.2	2020 Notes Supplemental Indenture, dated as of March 13, 2014, among AT&T Inc., Cricket Communications, Inc., Leap Wireless International, Inc., as Guarantor, Cricket License Company, LLC, as Guarantor, and Wells Fargo Bank, N.A., as trustee.

4.3	Indenture, dated as of November 19, 2010, among Cricket Communications, Inc., the Guarantors and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Leap’s current Report on Form 8-K filed with the SEC on November 19, 2010).

4.4	Convertible Notes Supplemental Indenture, dated as of March 13, 2014, among Leap Wireless International, Inc., AT&T Inc. and Wells Fargo Bank, N.A., as trustee.

4.5	Indenture, dated as of June 25, 2008, between Leap Wireless International, Inc. and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Leap’s Current Report on form 8-K (File No. 000-29752) filed with the SEC on June 30, 2008).

99.1	Contingent Value Rights Agreement, dated as of March 13, 2014, by and among AT&T Inc., Leap Wireless International, Inc., Laser, Inc., Computershare Inc., and Computershare Trust Company, N.A. (incorporated by reference to Exhibit 10.1 to Leap’s Current Report on Form 8-K filed with the SEC on March 14, 2014).

99.2	Press Release of AT&T Inc., dated March 13, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2014	AT&T INC.

	By:	/s/ Rick L. Moore
Rick L. Moore
Senior Vice President – Corporate Development

EXHIBIT INDEX

Exhibit No.	Description

4.1	Notation of Guarantee, dated as of March 13, 2014, by AT&T Inc.

4.2	2020 Notes Supplemental Indenture, dated as of March 13, 2014, among AT&T Inc., Cricket Communications, Inc., Leap Wireless International, Inc., as Guarantor, Cricket License Company, LLC, as Guarantor, and Wells Fargo Bank, N.A., as trustee.

4.3	Indenture, dated as of November 19, 2010, among Cricket Communications, Inc., the Guarantors and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Leap’s current Report on Form 8-K filed with the SEC on November 19, 2010).

4.4	Convertible Notes Supplemental Indenture, dated as of March 13, 2014, among Leap Wireless International, Inc., AT&T Inc. and Wells Fargo Bank, N.A., as trustee.

4.5	Indenture, dated as of June 25, 2008, between Leap Wireless International, Inc. and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Leap’s Current Report on form 8-K (File No. 000-29752) filed with the SEC on June 30, 2008).

99.1	Contingent Value Rights Agreement, dated as of March 13, 2014, by and among AT&T Inc., Leap Wireless International, Inc., Laser, Inc., Computershare Inc., and Computershare Trust Company, N.A. (incorporated by reference to Exhibit 10.1 to Leap’s Current Report on Form 8-K filed with the SEC on March 14, 2014).

99.2	Press Release of AT&T Inc., dated March 13, 2014.